Exhibit 32

                                Certification
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                           (18 U.S.C. Section 1350)

      Pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Dyna Group International hereby certifies that:

 The Company's Annual Report for the year ended December 31, 2004 fully complies with the requirements of Section 13(a0 or 15 (d) of the Securities and Exchange Act Of 1934 and the information contained in the Form 10KSB fairly presents, in all material respects, the financial condition and results of operations of the Company,

 By /s/ Roger R. Tuttle
 ----------------------
 Roger R. Tuttle, Chief Executive Officer

 By /s/ Sandra Tristan
 ---------------------
 Sandra Tristan, Chief Financial Officer